Exhibit 23.2







                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (file numbers 333-65974, 333-41454, 33-50922, 33-61532,
33-66482, 33-80726, 333-33485) of Saucony, Inc. of our report dated February 26, 2001 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.




                                    PricewaterhouseCoopers LLP

Boston, Massachusetts
April 2, 2002